UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Aetna Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2017.

AETNA INC.

AETNA INC.
151 FARMINGTON AVENUE, RW61
HARTFORD, CT 06156-3215

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 17, 2017
Date: May 19, 2017	Time: 9:30 AM Central Time
Location:	Waldorf Astoria Chicago
11 E Walton Street
Chicago, IL 60611

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
AETNA INC. 2017 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
AETNA INC. 2016 ANNUAL REPORT ON FORM 10-K

How to View Online:
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Vote In Person: Aetna has specific requirements for attendance at the Annual Meeting, including the possession of an admission ticket issued by Aetna. Please check the proxy statement for directions to the meeting and specific requirements for meeting attendance. If you wish to vote these shares in person, you will need to obtain an admission ticket from Aetna and request a ballot at the meeting.

Voting Items

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors

Nominees:

	1a.	Fernando Aguirre

	1b.	Mark T. Bertolini

	1c.	Frank M. Clark

	1d.	Betsy Z. Cohen

	1e.	Molly J. Coye, M.D.

	1f.	Roger N. Farah

	1g.	Jeffrey E. Garten

	1h.	Ellen M. Hancock

	1i.	Richard J. Harrington

	1j.	Edward J. Ludwig

	1k.	Joseph P. Newhouse

	1l.	Olympia J. Snowe

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.

2.	Company Proposal - Approval of the Appointment of the Independent Registered Public Accounting Firm

3.	Company Proposal - Approval of Amendment to Amended Aetna Inc. 2010 Stock Incentive Plan to Increase Number of Shares Authorized to be Issued

4.	Company Proposal - Approval of the Company's Executive Compensation on a Non-Binding Advisory Basis

The Board of Directors does not have a voting recommendation with respect to proposal 5.

5.	Company Proposal - Non-Binding Advisory Vote on the Frequency of the Vote on Executive Compensation

The Board of Directors recommends a vote AGAINST proposals 6A and 6B.

6A.	Shareholder Proposal - Annual Rerport on Direct and Indirect Lobbying

6B.	Shareholder Proposal - Annual Report on Gender Pay Gap

NOTE: The proxies may vote in their discretion on any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.